Independent Auditors'
 Report



To the Board of Director
s/Trustees and
 Shareholders
Aetna Balanced VP, Inc.,
 Aetna Bond VP,
Aetna Growth and Income
 VP and Aetna Money
 Market VP:

In planning and performing
 our audits of
 the financial statements of
 Aetna Balanced VP,
 Inc., Aetna Bond VP, Aetna
 Growth and Income
 VP and Aetna Money Market VP
 (collectively the
 "Funds") for the year ended
 December 31, 1998,
 we considered their internal
 control,
 including procedures for
 safeguarding
 securities, in order to
 determine our auditing
 procedures for the purpose
 of expressing our
 opinion on the financial
 statements and to
 comply with the requirements
 of Form N-SAR,
 not to provide assurance on in

The management of the Funds is
 responsible for
 establishing and maintaining
 internal control.
  In fulfilling this
 responsibility, estimates
 and judgments by management
 are required to
 assess the expected
 benefits and related
 costs of controls.
  Generally, controls
 that are relevant to
 an audit pertain
 to the entity's
 objective of preparing
 financial statements for
 external purposes
 that are fairly
 presented in conformity
 with generally accepted
 accounting
 principles. Those
 controls include the
 safeguarding

Because of inherent
 limitations in internal
 control, errors or
irregularities may occur
 and not be detected.
  Also, projection of
 any evaluation of
 internal control to
 future periods is
 subject to the risk
 that it may become
 inadequate because
 of changes in
 conditions or that the
 effectiveness of
 the design and
 operation may deteriorate.

Our consideration
 of internal control would
 not necessarily disclose
 all matters in
 internal control
 that might be material
 weaknesses under
 standards established
 by the American
 Institute of Certified
 Public Accountants.
 A material weakness
 is a condition in
 which the design or
 operation of any
 specific internal control
 component does
 not reduce to a
 relatively low
 level the risk that errors
 or irregularities in
 amounts that would
 be material in
 relation to the financial
 statements being
 audited may occur
imely period by
 employees in the
 normal course
 of performing their
 assigned functions.
 However, we noted no
 matters involving internal
 control, including
 controls over
 safeguarding securities,
 that we consider
 to be material
 weaknesses as
 defined above
 as of December 31, 1998.

This report is intended
 solely for the information
 and use of management and the
 Securities and Exchange Commission.
			Hartford, Connecticut
January 29, 1999